Operating and Direct Financing Leases (Tables)	12 Months Ended
Dec. 31, 2012
Estimated Future Minimum Rental Payments to be Received and Paid Under Lease Contracts

As at December 31, 2012, the total estimated future minimum rental payments to be received and paid under the lease contracts are as follows:

Year	Head Lease Receipts (1)	Sublease Payments(1)(2)
2013	28,843	24,779
2014	28,828	24,779
2015	22,188	24,779
2016	21,242	24,779
2017	21,242	24,779
Thereafter	239,063	278,884

Total	$361,406	$402,779

(1)	The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2012, the Teekay Tangguh Subsidiary had received $149.0 million of aggregate Head Lease receipts and had paid $90.6 million of aggregate Sublease payments. The portion of the Head Lease receipts that haven’t been recognized into earnings are deferred and amortized on a straight line basis over the lease terms and as at December 31, 2012, $39.1 million of Head Lease receipts had been deferred and included in other long-term liabilities in the Company’s consolidated balance sheets.
(2)	The amount of payments under the Subleases are updated annually to reflect any changes in the lease payments due to changes in tax law.

Net Investment in Direct Financing Leases

The time-charters for two of the Company’s LNG carriers, one FSO unit and equipment that reduce volatile organic compound emissions (or VOC equipment) are accounted for as direct financing leases. The following table lists the components of the net investments in direct financing leases:

	December 31, 2012 $	December 31, 2011 $
Total minimum lease payments to be received	675,013	741,604
Estimated unguaranteed residual value of leased properties	203,465	203,465
Initial direct costs and other	1,409	1,636
Less unearned revenue	(443,286)	(486,797)

Total	436,601	459,908
Less current portion	12,303	23,171

Long-term portion	424,298	436,737